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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Date of report (Date of earliest event reported):        July 29, 2002

AFTERMARKET TECHNOLOGY CORP. (Exact Name of Registrant as Specified in Its Charter)
Delaware (State or Other Jurisdiction of Incorporation or Organization)	0-21803 (Commission File Number)	95-4486486 (I.R.S. Employer Identification No.)
One Oak Hill Center—Suite 400, Westmont, IL (Address of Principal Executive Offices)		60559 (Zip Code)
Registrant's Telephone Number, Including Area Code: (630) 455-6000
None (Former name or address, if changed since last report)

AFTERMARKET TECHNOLOGY CORP.

FORM 8-K

Item 5.    Other Events.

        On July 29, 2002, Aftermarket Technology Corp. (the "Company") entered into an Underwriting Agreement (the "Underwriting Agreement") with Morgan Stanley & Co. Incorporated ("Morgan Stanley") and certain current stockholders (the "Selling Stockholders") of the Company, pursuant to which Morgan Stanley will purchase 4,500,000 shares of the Company's common stock (the "Shares") from the Selling Stockholders. The Underwriting Agreement is filed as Exhibit 1 to this Form 8-K.

        In addition, on July 30, 2002, the Company issued a press release announcing the sale of the Shares by the Selling Stockholders to Morgan Stanley pursuant to the Underwriting Agreement. The press release is filed as Exhibit 99 to this Form 8-K.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits.    The following exhibits are filed as part of this Report on Form 8-K:

  1
  Underwriting Agreement, dated July 29, 2002, by and among Aftermarket Technology Corp., a Delaware corporation, Morgan Stanley & Co. Inc. and the Selling Stockholders named in Schedule I thereto.

  99
  Press Release, dated July 30, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AFTERMARKET TECHNOLOGY CORP.
Dated: July 30, 2002
	By:	/s/ JOSEPH SALAMUNOVICH Joseph Salamunovich Vice President

EXHIBIT INDEX

Exhibit No.	Description
1	Underwriting Agreement, dated July 29, 2002, by and among Aftermarket Technology Corp., a Delaware corporation, Morgan Stanley & Co. Inc. and the Selling Stockholders named in Schedule I thereto
99	Press Release issued July 30, 2002.

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  Item 5. Other Events.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX